Exhibit 11



                         INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Post Effective Amendment No. 27 to Registration Statement No. 33-6540 of CitiFunds Fixed Income Trust of our report dated January 30, 1998 appearing in the annual report to shareholders for the year ended December 31, 1997 of CitiFunds Intermediate Income Portfolio, (a separate series of CitiFunds Fixed Income Trust), and to the references to us under the headings "Condensed Financial Information" in the Prospectus and "Independent Accountants and Financial Statements" in the Statement of Additional Information, both of which are part of such Registration Statement.

Deloitte & Touche LLP

Boston, Massachusetts
December 11, 1998

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                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectus and Statement of Additional Information constituting parts of this Post-Effective Amendment No. 27 to the registration statement on Form N-1A (the "Registration Statement") of CitiFunds Fixed Income Trust (formerly Landmark Fixed Income Funds) of our report dated February 2, 1998, relating to the financial statements and financial highlights of CitiFunds Short-Term U.S. Government Income Portfolio (formerly Landmark U.S. Government Income Fund) appearing in the December 31, 1997 Annual Report of Landmark U.S. Government Income Fund, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Condensed Financial Information" and "Counsel and Independent Auditors" in the Prospectus and under the headings "Auditors" and "Independent Accountants and Financial Statements" in the Statement of Additional Information.

PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 14, 1998


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                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Statement of Additional Information constituting part of this Post-Effective Amendment No. 27 to the registration statement on Form N-1A (the "Registration Statement") of CitiFunds Fixed Income Trust (formerly Landmark Fixed Income Funds) of our report dated February 2, 1998, relating to the financial statements and financial highlights of the Government Income Portfolio appearing in the December 31, 1997 Annual Report of Landmark U.S. Government Income Fund, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Auditors" and "Independent Accountants and Financial Statements" in the Statement of Additional Information.

PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP Chartered Accountants
Toronto, Ontario
December 14, 1998